UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): December 23, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2011, Radius Health, Inc. (“Radius” or the “Company”) entered into Work Order No. 4 (the “Work Order No. 4”) under that certain Development and Manufacturing Services Agreement (the “Lonza Agreement”), dated October 16, 2007, between the Company and LONZA Sales Ltd. (“Lonza”).

Radius and Lonza have entered into a series of work orders under the Lonza Agreement pursuant to which Lonza has performed pharmaceutical development and manufacturing services for the active pharmaceutical ingredient of the Company’s BA058 product.  Radius pays Lonza for services rendered and deliverables delivered pursuant to these work orders on a fee for service basis as specified in the applicable work order.  Pursuant to Work Order No. 4, Lonza agreed to perform activities required for Radius’ filing of a new drug application (“NDA”) in the United States with the Food and Drug Administration and similar applications required by the European Medicines Agency and other authorities, excluding authorities in Japan, for BA058, including production of three validation batches.  These activities will provide for full process qualification and all required documentation necessary for regulatory submissions of the NDA to the FDA and the NDA equivalents to such other authorities.  The total compensation payable to Lonza from Radius for services performed under Work Order No. 4 will not exceed €363,500, plus up to €1,091,750 for the regulatory qualification and validation campaigns (based on a rate of 180 grams of product being used in connection with the activities to be conducted as part of such campaigns).

The preceding descriptions of the Lonza Agreement, Work Order No. 4 and other work orders under the Lonza Agreement are qualified in their entirety by reference to the full text of the Lonza Agreement, Work Order No. 4 and other work orders under the Lonza Agreement, copies of which were filed as Exhibits to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 or are filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2011

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1*	Work Order No. 4, dated December 23, 2011, by and between the Company and LONZA Sales Ltd.

*Confidential treatment has been requested with respect to portions of this exhibit.  Redacted portions of this exhibit have been filed separately with the Securities and Exchange Commission.